UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K
______________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2016

THE DAVEY TREE EXPERT COMPANY
(Exact name of registrant as specified in its charter)

Ohio	000-11917	34-0176110
(State or other jurisdiction of incorporation)	(Commission File Number)	(Employer Identification Number)

1500 North Mantua Street
P.O. Box 5193
Kent, Ohio 44240
(Address of principal executive offices) (Zip Code)

(330) 673-9511
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders
The Davey Tree Expert Company held its Annual Meeting of Shareholders on May 17, 2016 (the “Annual Meeting”). There were 8,833,548 shares represented to vote either in person or by proxy, which represented a quorum.
Shareholders of the Company voted on one proposal described in the Proxy Statement, the relevant portions of which are incorporated herein by reference, as follows:
Proposal One -- Election of Directors
Shareholders of the Company elected the following nominees named in the Proxy Statement to serve as directors for the term expiring on the date of the Company's 2019 Annual Meeting of Shareholders with the following votes:

	Number of Shares
	For	Withheld	Abstentions	Broker Nonvotes
William J. Ginn	8,451,717	381,831	—	—
Douglas K. Hall	8,677,582	155,966	—	—
John E. Warfel	8,677,147	156,401	—	—
Additional Directors whose terms in office as Directors continued after the Annual Meeting were Donald C. Brown, Patrick M. Covey, J. Dawson Cunningham, Sandra W. Harbrecht and Karl J. Warnke.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DAVEY TREE EXPERT COMPANY

By:	/s/ Joseph R. Paul
Joseph R. Paul, Executive Vice President
Chief Financial Officer and Secretary

Date: May 18, 2016